SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 31, 2013

                         ROCKDALE RESOURCES CORPORATION
                         ------------------------------
                 (Name of Small Business Issuer in its charter)

        Colorado                     000-52692                86-1061005
   --------------------          -----------------         -----------------
 (State of incorporation)       (Commission File No.)     (IRS Employer
                                                          Identification No.)

                        11044 Research Blvd. Suite A-200
                                Austin, TX 78759
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (512) 795-2300


          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2013 Michael D. Smith resigned as an officer and director of the Company.

     On the same date, and following Mr. Smith's resignation, the following persons were appointed to the positions indicated:

      Name                         Position

      Marc Spezialy                Chief Executive Officer

      Patrick W. Merritt           Senior Vice President of Exploration and
                                   Production  and a Director

      John P. Barton               Senior Vice President of Business Development

     Mr. Spezialy will continue as the Company's Chief Financial and Accounting Officer. Mr. Barton will continue to serve as a director of the Company

     Patrick W. Merritt (age 59) has, for the past 23 years, been the President of Traton Operating Company, a company involved in operating oil and gas wells. For the past 16 years, Mr. Merritt has also been President and Engineering Manager for Traton Engineering Associates, a company involved in oil and gas engineering. Mr. Merritt previously served as District Engineer for Valero Exploration & Production Company, supervisor for Getty Oil Company and as a Drilling and production foreman for Bangnall and Barber Consulting. Mr. Merritt is currently serving as President of EnRe, LP, and as Chief Executive Officer of Hawkhill Operating Company.

     Mr. Merritt holds a Bachelor of Science degree in Petroleum Engineering from Texas A&M University and is a registered Professional Engineer in Texas.

     Mr. Merritt will be paid $10,000 a month and will devote approximately 75% of his time to the business and affairs of the Company. Upon joining the Company, Mr. Merritt received 200,000 shares of the Company's common stock. Mr. Merritt will receive an additional 300,000 shares of the Company's common stock if the Company reaches a production level of 300 barrels of oil per day, net to the Company's interest, for three consecutive days.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 5, 2013                 ROCKDALE RESOURCES CORPORATION


                                       By:/s/ Marc Spezialy
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                                          Marc Spezialy, Chief Executive Officer